                                 AMENDMENT NO. 9

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 15, 2004, as follows:

      WHEREAS, the parties desire to amend the Plan to rename each INVESCO Fund by replacing "INVESCO" with "AIM" and further change the name of INVESCO Core Equity Fund to AIM Core Stock Fund and INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

      The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

AIM EQUITY FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
             PORTFOLIOS                                   CHARGE           FEE              FEE
             ----------                                   ------           ---              ---
AIM Aggressive Growth Fund                                 0.75%          0.25%           1.00%
AIM Blue Chip Fund                                         0.75%          0.25%           1.00%
AIM Capital Development Fund                               0.75%          0.25%           1.00%
AIM Charter Fund                                           0.75%          0.25%           1.00%
AIM Constellation Fund                                     0.75%          0.25%           1.00%
AIM Core Strategies Fund                                   0.75%          0.25%           1.00%
AIM Dent Demographic Trends Fund                           0.75%          0.25%           1.00%
AIM Diversified Dividend Fund                              0.75%          0.25%           1.00%
AIM Emerging Growth Fund                                   0.75%          0.25%           1.00%
AIM Large Cap Basic Value Fund                             0.75%          0.25%           1.00%
AIM Large Cap Growth Fund                                  0.75%          0.25%           1.00%
AIM Mid Cap Growth Fund                                    0.75%          0.25%           1.00%
AIM Select Basic Value Fund                                0.75%          0.25%           1.00%
AIM U.S. Growth Fund                                       0.75%          0.25%           1.00%
AIM Weingarten Fund                                        0.75%          0.25%           1.00%

AIM FUNDS GROUP

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
            PORTFOLIOS                                    CHARGE           FEE              FEE
            ----------                                    ------           ---              ---
AIM Balanced Fund                                          0.75%          0.25%            1.00%
AIM Basic Balanced Fund                                    0.75%          0.25%            1.00%
AIM European Small Company Fund                            0.75%          0.25%            1.00%
AIM Global Value Fund                                      0.75%          0.25%            1.00%
AIM International Emerging Growth Fund                     0.75%          0.25%            1.00%
AIM Mid Cap Basic Value Fund                               0.75%          0.25%            1.00%
AIM Premier Equity Fund                                    0.75%          0.25%            1.00%
AIM Select Equity Fund                                     0.75%          0.25%            1.00%
AIM Small Cap Equity Fund                                  0.75%          0.25%            1.00%

AIM GROWTH SERIES

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
              PORTFOLIOS                                  CHARGE           FEE              FEE
              ----------                                  ------           ---              ---
AIM Aggressive Allocation Fund                             0.75%          0.25%           1.00%
AIM Basic Value Fund                                       0.75%          0.25%           1.00%
AIM Conservative Allocation Fund                           0.75%          0.25%           1.00%
AIM Mid Cap Core Equity Fund                               0.75%          0.25%           1.00%
AIM Moderate Allocation Fund                               0.75%          0.25%           1.00%
AIM Small Cap Growth Fund                                  0.75%          0.25%           1.00%
AIM Global Equity Fund                                     0.75%          0.25%           1.00%

AIM INTERNATIONAL MUTUAL FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
               PORTFOLIOS                                 CHARGE           FEE              FEE
               ----------                                 ------           ---              ---
AIM Asia Pacific Growth Fund                               0.75%          0.25%            1.00%
AIM European Growth Fund                                   0.75%          0.25%            1.00%
AIM Global Aggressive Growth Fund                          0.75%          0.25%            1.00%
AIM Global Growth Fund                                     0.75%          0.25%            1.00%
AIM International Core Equity Fund                         0.75%          0.25%            1.00%
AIM International Growth Fund                              0.75%          0.25%            1.00%

AIM INVESTMENT FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
           PORTFOLIOS                                     CHARGE           FEE              FEE
           ----------                                     ------           ---              ---
AIM Developing Markets Fund                                0.75%          0.25%            1.00%
AIM Global Health Care Fund                                0.75%          0.25%            1.00%
AIM Libra Fund                                             0.75%          0.25%            1.00%
AIM Trimark Fund                                           0.75%          0.25%            1.00%
AIM Trimark Endeavor Fund                                  0.75%          0.25%            1.00%
AIM Trimark Small Companies Fund                           0.75%          0.25%            1.00%

AIM INVESTMENT SECURITIES FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
              PORTFOLIOS                                  CHARGE           FEE              FEE
              ----------                                  ------           ---              ---
AIM High Yield Fund                                        0.75%          0.25%            1.00%
AIM Income Fund                                            0.75%          0.25%            1.00%
AIM Intermediate Government Fund                           0.75%          0.25%            1.00%
AIM Money Market Fund                                      0.75%          0.25%            1.00%
AIM Municipal Bond Fund                                    0.75%          0.25%            1.00%
AIM Total Return Bond Fund                                 0.75%          0.25%            1.00%
AIM Real Estate Fund                                       0.75%          0.25%            1.00%

AIM SPECIAL OPPORTUNITIES FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
            PORTFOLIOS                                    CHARGE           FEE              FEE
            ----------                                    ------           ---              ---
AIM Opportunities I Fund                                   0.75%          0.25%            1.00%
AIM Opportunities II Fund                                  0.75%          0.25%            1.00%
AIM Opportunities III Fund                                 0.75%          0.25%            1.00%

AIM TAX-EXEMPT FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
             PORTFOLIO                                    CHARGE           FEE              FEE
             ---------                                    ------           ---              ---
AIM High Income Municipal Fund                             0.75%          0.25%            1.00%

AIM COMBINATION STOCK & BOND FUNDS

                                                          MAXIMUM
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
          PORTFOLIO                                       CHARGE           FEE              FEE
          ---------                                       ------           ---              ---
AIM Core Stock Fund                                        0.75%          0.25%            1.00%
AIM Total Return Fund                                      0.75%          0.25%            1.00%

AIM COUNSELOR SERIES TRUST

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
            PORTFOLIO                                     CHARGE           FEE              FEE
            ---------                                     ------           ---              ---
AIM Advantage Health
  Sciences Fund                                            0.75%          0.25%            1.00%

AIM Multi-Sector Fund                                      0.75%          0.25%            1.00%

AIM SECTOR FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
         PORTFOLIO                                        CHARGE           FEE              FEE
         ---------                                        ------           ---              ---
AIM Energy Fund                                            0.75%          0.25%            1.00%
AIM Financial Services Fund                                0.75%          0.25%            1.00%
AIM Gold & Precious Metals Fund                            0.75%          0.25%            1.00%
AIM Health Sciences Fund                                   0.75%          0.25%            1.00%
AIM Leisure Fund                                           0.75%          0.25%            1.00%
AIM Technology Fund                                        0.75%          0.25%            1.00%
AIM Utilities Fund                                         0.75%          0.25%            1.00%

AIM STOCK FUNDS

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
             PORTFOLIO                                    CHARGE           FEE              FEE
             ---------                                    ------           ---              ---
AIM Dynamics Fund                                          0.75%          0.25%            1.00%
AIM Mid Cap Stock Fund                                     0.75%          0.25%            1.00%
AIM Small Company Growth Fund                              0.75%          0.25%           1.00%"